UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 31, 2003

                            DNB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------


                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

            Exhibit No.      Exhibit
                   99 Press Release-dated July 31, 2003 of DNB Financial Corporation, together with the summary financial information attached thereto, (filed pursuant to Item 9 hereof).

                   99.1       Section  906  Certification  by  Chief   Executive
                              Officer and Chief Financial Officer

Item 8. Change in Fiscal Year.

         Not Applicable

Item 9. Regulation FD Disclosure.

     On July 31, 2003, DNB Financial Corporation issued a press release concerning its Second Quarter Earnings. This press release, together with the summary financial information attached thereto, is filed herein, pursuant to Items 9 and 12 hereof, as Exhibit 99.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on July 31, 2003 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Current Report on Form 8-K dated July 31, 2003. Copies of the foregoing certifications are attached hereto as exhibit 99.1, but shall be treated as only "accompanying" this filing and shall not be deemed incorporated herein.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not Applicable

Item 12.  Results of Operations and Financial Condition.

     On July 31, 2003, DNB Financial Corporation issued a press release concerning its Second Quarter Earnings. This press release, together with the summary financial information attached thereto, is filed herein, pursuant to Items 9 and 12 hereof, as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       DNB Financial Corporation
                                                                    (Registrant)

                                            /s/ Henry F. Thorne
Date    July 31, 2003                       ------------------------------------
                                            Henry F. Thorne, President and Chief
                                            Executive Officer


EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
Exhibit 99                 Press Release dated July  31,  2003 of  DNB Financial
                           Corporation, together with the summary financial information attached thereto (filed pursuant to Items
                           9 and 12 hereof).

Exhibit 99.1 Section 906 Certification by Chief Executive Officer and Chief Financial Officer